                            MFS/SUN LIFE SERIES TRUST

                FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES

                        Supplement to Current Prospectus


As  disclosed  in the trust's  Prospectus,  Foreign & Colonial  Management  Ltd.
("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), currently manage the assets of the series invested in foreign emerging market securities, which constitute the primary investment focus of the series. The following changes will take effect on December 1, 1999:

          o MFS will assume all portfolio management responsibilities for emerging market securities from FCM and FCEM for the series, and the sub-investment advisory agreements pursuant to which FCM and FCEM provide their services will terminate.

          o    The series' name will change to "Emerging Markets Equity Series".

          o The description of the manner in which foreign emerging markets securities are managed, as contained in the Prospectus, will be revised as follows:

                    The series is managed by a committee of investment research analysts. This committee includes investment analysts not only employed by MFS but also by MFS' foreign advisory affiliates. The series' assets are allocated among countries and industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the series' investment objective within their assigned geographic and industry responsibility.


                The date of this Supplement is November 18, 1999.